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PROSPECTUS SUPPLEMENT
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*  MFR EMERGING MARKETS TOTAL RETURN SERIES
*  MFR GLOBAL ASSET ALLOCATION SERIES
*  MFR GLOBAL HIGH YIELD SERIES
700 HARRISON
TOPEKA, KANSAS 66636-0001

                       SUPPLEMENT DATED FEBRUARY 22, 1999
                         TO PROSPECTUS DATED MAY 1, 1998

   The Board of Directors of Security Income Fund has directed the Fund's distributor to cease offering shares of the Emerging Markets Total Return Series, Global Asset Allocation Series and Global High Yield Series of the Fund, effective at the close of business April 30, 1999. The Board based its decision upon several factors, including the small asset size of the series. The Board has directed the officers of the Fund to consider potential options for the series, including dissolution and liquidation. The officers of the Fund are to report their findings to the Board no later than May 7, 1999.

   As a shareholder, or prospective shareholder, of the series, you should consider that shares of the series will not be available for purchase effective April 30, 1999. You should further consider that the Board of Directors may determine to dissolve the series and distribute the proceeds thereof to shareholders. Such distribution would be taxable to shareholders.

          Investors should retain this Supplement for future reference.